UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 8, 2020

Cigna Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38769 (Commission File Number)	82-4991898 (IRS Employer Identification No.)

900 Cottage Grove Road

Bloomfield, Connecticut 06002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(860) 226-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	CI	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2020, Cigna Corporation (the “Company” or “Cigna”) made the following executive officer appointments, effective January 1, 2021.

Eric P. Palmer, President and Chief Operating Officer, Evernorth. Mr. Palmer, 44, served as Cigna’s Executive Vice President and Chief Financial Officer beginning June 2017; Deputy Chief Financial Officer from February 2017 until June 2017; Senior Vice President, Chief Business Financial Officer from November 2015 to February 2017; Vice President, Business Financial Officer, Health Care from April 2012 to November 2015; and Vice President, Business Financial Officer, U.S. Commercial Markets from June 2010 to April 2012.

Brian C. Evanko, Executive Vice President and Chief Financial Officer, Cigna. Mr. Evanko, 44, served as Cigna’s President, Government Business beginning November 2017; President, U.S. Individual Business from August 2013 to November 2017; Business Financial Officer, Cigna Global Individual, Health, Life and Accident from September 2012 to August 2013; and Chief Actuary, Cigna Global Individual, Health, Life and Accident from December 2008 to September 2012.

Matthew G. Manders, President, Government and Solutions, Cigna. Mr. Manders, 59, served as Cigna’s President, Strategy and Solutions beginning November 2018; President, Government & Individual Programs and Group Insurance from February 2017 through November 2017; President, U.S. Markets from June 2014 until February 2017; President, Regional and Operations from November 2011 until June 2014; President, U.S. Service, Clinical and Specialty from January 2010 until November 2011; and President, Cigna HealthCare, Total Health, Productivity, Network & Middle Market from June 2009 until January 2010.

In connection with their respective appointments, each of Messrs. Palmer, Evanko and Manders accepted an offer letter, the material terms of which are included in the table below. Messrs. Palmer, Evanko and Manders also will be eligible to participate in the Company’s employee benefit plans, in accordance with their terms.

	Base Salary Effective 1/1/2021	Enterprise Incentive Plan Annual Target – FY 2021	Long-term Incentive Annual Target – FY 2021
Palmer	$950,000	$950,000	$4,300,000
Evanko	$800,000	$900,000	$2,800,000
Manders	$1,000,000	$1,250,000	$4,250,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cigna Corporation
Date: December 11, 2020	By:	/s/ Nicole S. Jones
Nicole S. Jones
Executive Vice President and General Counsel